1 March 2016 “Success is strengthening our Iconic Brands while driving higher ROIC through focused execution” Tempur Sealy International, Inc. (TPX)

Forward-Looking Statements: This investor presentation contains “forward-looking statements” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. This presentation includes non-GAAP financial measures. Please refer to the footnotes and the explanations about such non-GAAP financial measures, including reconciliations to the corresponding GAAP financial measures, in the appendix at the end of the presentation. World’s Largest Bedding Products Company(1) • • Adjusted EBITDA(4) • Market Cap: $3.9 billion / Enterprise Value: $5.2 billion • Sales by Geography(2): 82% North America; 18% International • 7,200 worldwide employees • 26 company operated worldwide manufacturing facilities 2015(2) 2016 Guidance(4) $456 million $500 - $550 million 2015(2) 2016 Target(3) Net Sales $3,151 million Mid-single digit growth Key Facts  Structural growth industry, with high ROIC and free cash flow  Industry is relatively concentrated in US and fragmented globally  Tempur Sealy is the premium market leader  Strong brands, complete product portfolio and expanding distribution  Distinct near term opportunities to drive cash flow  Shareholder focused company  High aspirational goals with new senior leadership putting emphasis on profitable growth Investment Merits

3 Bedding Industry Market Opportunity Please refer to the footnotes in the appendix at the end of the presentation. Total: $20 B Total: $44 B North America International Total: $10 B Retail Market Size $64 B(5) Wholesale Market Size $32 B(5) Tempur Sealy 2015 Net Sales $3.2 B(2) Total: $22 B Total Market Opportunity North America(2): $2.6 B International(2): $0.6 B Non-Consolidated JVs & Licensees(2): $0.4 B  Tempur Sealy has considerable market share in North America  International is large and highly fragmented representing an important and compelling opportunity  Tempur Sealy is the only truly global player in the bedding industry Mattresses Other Mattresses Mattresses Mattresses Other Other Other

4 Growing Global Mattress Industry $ in billions Please refer to the footnotes in the appendix at the end of the presentation.  US mattress sales growing at a 6% CAGR over last twenty years driven by consumer shift to higher priced mattresses  Non-US mattress sales have nearly doubled over the last decade, also driven by average price and units  Tempur Sealy is at the center of global trend toward higher quality, higher priced mattresses $2.0 $2.1 $2.3 $2.6 $2.8 $3.0 $3.1 $3.3 $3.6 $4.1 $4.8 $5.2 $5.3 $4.8 $4.4 $4.6 $5.0 $5.5 $5.7 $6.2 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 US Industry: Wholesale Mattresses(6) 6% CAGR $9.4 $10.4 $12.3 $13.4 $12.8 $14.0 $15.7 $16.0 $16.6 $17.3 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Non-US Industry: Wholesale Mattresses(7) 7% CAGR

5 US Wholesale Bedding Industry(15) Please refer to the footnotes in the appendix at the end of the presentation.  The US wholesale bedding market has recently consolidated Tempur Sealy 32% Serta Simmons 39% All Other 24% Select Comfort 5%

Tempur Sealy Has Well Established Global Brands

- Brands are complementary and fully cover the market
- Tempur Sealy is the premium market leader


Luxury
Premium
Mid-Price
Value
TEMPUR-PEDIC
STEARNS & FOSTER
Sealy Posturepedic
COCOON
Sealy

Brand	Percentage of Revenue[8]
Tempur-Pedic • Nothing precisely adapts, supports and aligns like Tempur-Pedic for life-changing sleep	50%
Stearns & Foster • Finest beds made with exceptional materials and unparalleled craftsmanship	10%
Sealy Posturepedic • Posturepedic technology providing support that's right for you	25%
COCOON by Sealy • Your bed, your way	Launching in 1Q 2016
Sealy • Value, comfort and durability	15%

Please refer to the footnotes in the appendix at the end of the presentation.

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TEMPUR+SEALY

7 InnerspringHybrid Stearns & FosterTEMPUR-FlexTEMPUR-Cloud Memory Foam, Gel Visco, Latex Tempur Material Other Specialty Adjustable bases Pillows Complete Portfolio Of Products Sealy Posturepedic Hybrid Online Bed In A Box  Focused on developing differentiated, consumer-preferred products

8  Entering bed-in-a-box distribution channel to serve the online consumer  Online bed-in-a-box currently represents ~2% of US bedding retail industry(5)  Tempur Sealy advantages: brand, product expertise and cost (i.e. scale)  Retailers to participate through online affiliate marketing COCOON by Sealy $849 Queen Offered in Firm and Soft www.cocoonbysealy.com

9 Customer Preference Please refer to the footnotes in the appendix at the end of the presentation.  44% of prospective US buyers are most likely to buy Tempur Sealy brands(9)  Brands supported by large advertising investments  >$1 billion of direct advertising spent on the Tempur-Pedic brand in the last decade $274 $327 $361 2013 2014 2015 Tempur Sealy Advertising Investments ($ in millions) (10) Tempur Sealy Sleep Number Simmons Serta Brands Most Likely To Buy – Prospective US Buyers(9) 44% 29% 14% Tempur Sealy Serta Simmons Select Comfort

10 World Class Marketing Campaign TV Digital Social Print & CatalogsJoint Marketing Web/Mobile  Focused on improving the effectiveness of our marketing spend  Increase direct advertising  Improve quality and effectiveness of cooperative advertising

11 World Class Marketing Campaign

Expanding Distribution(8) Indirect USA Non-USA Total Bedding specialty retail 50% 25% 45% Furniture retail 25% 45% 30% Department stores 10% 10% 10% Warehouse/club stores 10% < 5% 7% Other retail / E-commerce < 5% < 5% < 5% Hospitality and contract < 5% < 5% < 5% Direct Company-owned stores < 5% 10% < 5% E-commerce/call center < 5% < 5% < 5% Total 100% 100% 100% Please refer to the footnotes in the appendix at the end of the presentation.  Substantial Opportunity To Expand And Grow Distribution Across Channels 12

13 Tempur Sealy’s Variable Cost Structure(5) Materials ~65% Manufacturing/ Overhead ~15% Transportation ~15% Labor ~5% Please refer to the footnotes in the appendix at the end of the presentation.  Tempur Sealy’s cost of goods sold is approximately 85% variable  In addition, a considerable portion of SG&A expenses are variable (e.g. Advertising)  In a recession scenario, Tempur Sealy cost structure can be quickly aligned with sales Cost of Goods Sold

• Product innovation and effective brand marketing • Cost productivity initiatives •Working capital initiatives • Investment of cash flow/capital allocation (stock buyback) Tempur Sealy • Favorable underlying macro trends • Stable market share • Brand expansion North America • Market share gains • Brand expansion (Sealy Europe) • Expanding distribution International Near Term Opportunities  New high-end product introductions (TEMPUR-Breeze, Stearns & Foster)  Enhanced creative marketing  Global scale, corporate, Sealy US manufacturing 14

• Adjusted EBITDA(4): $500 million - $550 million • Debt: 3.5x leverage ratio(11) • Net Sales: Mid-single digit growth •Market share • Capital Expenditures: approximately $75 million • Depreciation and Amortization: $95 million – $100 million • Tax rate: ~30.5% 2016 Guidance and Targets(3) Near Term Outlook Please refer to the footnotes in the appendix at the end of the presentation. North America: stable  International: growing 15

2014 2015 North America International Financial Overview: Net Sales(2) ($ in millions) $2,990 $3,151  2016 Target Net Sales Growth(3): Mid-Single Digits  Includes the assumed negative impact of foreign exchange  Expect to maintain North America market share  Expect to grow International market share 16

Financial Overview: Aspirational Plan  The Board has established an Aspirational Plan  Achievement of the Aspirational Plan would likely create significant stockholder value  Aspirational Plan Grants – Performance Restricted Stock Units (PRSUs)  Equity awards representing approximately 2% of the Company’s common stock have been granted to the top leadership team  Over 200 employees have various types of performance equity (including the aspirational PRSUs)  Aspirational Plan based on achievement of an increase of nearly $200 million, or over 40%, in Adjusted EBITDA from 2015 levels  All PRSUs will vest if adjusted EBITDA of greater than $650 million is achieved for 2017  One-third of PRSUs will vest if $650 million target achieved in 2018 (and not achieved in 2017), with remainder forfeited  No PRSUs will vest if not achieved in either 2017 or 2018  If an officer or employee leaves for any reason prior to vesting, all of his or her PRSUs will be forfeited Please refer to the footnotes at the end of the presentation. “Aspirational Pay for Aspirational Performance” (14) 17

Financial Overview: Adjusted EBITDA (4) GAAP Net Income $108.9 GAAP Net Income $73.5 Please refer to the footnotes in the appendix at the end of the presentation. $405 $456 $525 $650 2014 2015 2016 Guidance Mid-Point 2017 Aspirational Target ($ in millions) (14)  2016 Adjusted EBITDA Guidance: $500 million - $550 million (4) 18

We Define Success As “Achieve consistent, profitable growth” “Support our portfolio of brands with compelling marketing and product innovation” “Consistently deliver annual total cost improvements with excellent customer service” “Drive traffic and conversion with effective collaboration” “Accelerate profitable growth through the appropriate expansion of distribution, the levering of our global product innovation platform underpinned by investments to increase brand awareness” “Enhance our overall cost competitive position while safeguarding quality and assets” “Strengthen our Iconic Brands while driving higher ROIC through focused execution” 19

Thank you for your interest in Tempur Sealy International Improving the Sleep of More People Every Night, All Around the World 20

Appendix 21

Forward-Looking Statements This investor presentation contains "forward-looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that are not historical information. When used in this release, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding adjusted EBITDA for 2016 and performance generally for 2016 and subsequent years, capital expenditures and depreciation and amortization, capital expenditures and the overall tax rate for 2016, expectations regarding growth in the Company’s markets and the Company’s market share, and expectations regarding the Company’s target leverage ratio, share repurchase program and the capital allocation strategy and expectations regarding the ability to reduce costs in a recession scenario. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and debt level; the ability to successfully integrate Sealy Corporation and its subsidiaries (“Sealy”) into the Company’s operations and realize cost and revenue synergies and other benefits from the Sealy Acquisition; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or investigative proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2015. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, COCOON by Sealy and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance. The guidance included herein is from the Company’s February 4, 2016 earnings release and related earnings call and was provided as of the date of the earnings release. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 22

Financial Overview: Capital Structure $167 $56 $311 $4 $458 $450 2016 2017 2018 2019 2020 2021 2022 2023 Mandatory Maturity Profile(13) Term A Term B 6.875% Senior Notes 5.625% Senior Notes 8.0% Sealy Notes ($ in millions)  Leverage ratio target: 3.5x  Fixed rate debt represents ~64% of total debt; capital structure contains long-dated maturities  Initial $200 million share repurchase program announced February, 2016(11) Please refer to the footnotes in the appendix at the end of the presentation. 4.4x 3.9x 3.0x 3.5x 4Q 13 4Q 14 4Q 15 Target Leverage(12) Recent Rating Agency Upgrades • S&P: BB from BB- (Feb 2016) • Moody’s: Ba3 from B1 (Sep 2015) 23

Footnotes 1. Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information. 2. Based on the Company's results for fiscal 2014 or 2015, as applicable. For more information please refer to the Annual Report on Form 10-K for the year ended December 31, 2015. 3. Based on the Company’s 2015 financial targets provided in its earnings call on February 4, 2016. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 4. EBITDA and adjusted EBITDA are a non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures" beginning on slide 25 for more information regarding the definition of adjusted EBITDA, including the adjustments from the corresponding GAAP information. Amount shown for 2016 represents management estimates of adjusted EBITDA performance based on the Company’s guidance presented on February 4, 2016. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 5. Management estimates. 6. According to 2014 Mattress Industry Report of Sales & Trends provided by the International Sleep Products Association (“ISPA”). 7. CSIL World Mattress Report, 2015 (Top 40 Markets Mattress Consumption). 8. Management estimates of approximate percentage of net sales. 9. According to SMI-Alcott 2014 US Mattress Survey. 10. 2013 includes the results of Sealy only for the period from March 18, 2013 (the date the acquisition of Sealy (“Sealy Acquisition”) was completed) to December 31, 2013. Accordingly, the information presented for 2013 may not be comparable. 11. Stock repurchases under this program may be made through open market transactions, negotiated purchases or otherwise, at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors including price, financing and regulatory requirements and other market conditions. The program does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice. Repurchases may be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under federal securities laws. 12. Leverage is a non-GAAP financial measure. Please refer to the “Use of Non-GAAP Financial Measures” beginning on slide 25 for more information regarding the definition of these non-GAAP financial measures, including the adjustments from the corresponding GAAP information. 13. Based on debt outstanding at December 31, 2015. For more information please refer to the Annual Report on Form 10-K for the year ended December 31, 2015. 14. For more information about the aspirational plan and the terms of the aspirational PRSUs, please refer to the Company’s SEC filings. In addition, please refer to “Forward Looking Statements”. 15. Based on Furniture Today report dated November 17, 2015. 24

Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA and consolidated funded debt less qualified cash to adjusted EBITDA (“leverage”), which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance or an alternative to total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA are provided on slide 26. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the Company’s performance excluding the impact of various adjustments as described in the footnotes to the reconciliations. Leverage Consolidated funded debt less qualified cash to adjusted EBITDA, which the Company may refer to as leverage, is provided on slide 27 and is calculated by dividing consolidated funded debt less qualified cash, as defined by the Company’s senior secured credit facility (the “2012 Credit Agreement”), by adjusted EBITDA as defined above. Although not relevant for purposes of assessing compliance with the Company's current financial covenants, the Company provides this as supplemental information to investors to provide more general information about the Company's progress in reducing its leverage. 25

Adjusted EBITDA Reconciliation (in millions) Adjusted EBITDA 2014 2015 GAAP net income 108.9$ 73.5$ Interest expense 91.9 96.1 Income tax provision 64.9 125.4 Depreciation and amortization 89.7 93.9 EBITDA 355.4$ 388.9$ Adjustments for financial covenant purposes: Integration costs(1) 40.3 28.6 Restructuring(2) - 11.9 Other income(3) (15.6) (9.5) 2015 Annual Meeting costs(4) - 2.1 Pension settlement(5) - 1.3 Loss on disposal of business(6) 23.2 - Financing costs(7) 1.3 - EBITDA in accordance with the Company's senior secured credit facility 404.6$ 423.3$ Additional Adjustments German legal settlement(8) - 17.6 Executive transition and retention compensation(9) - 10.7 2015 Annual Meeting costs(4) - 4.2 Adjusted EBITDA 404.6$ 455.8$ (1) (2) (3) (4) (5) (6) (7) (8) (9) For additional information regarding the adjustments please refer to the Company's SEC filings. Notes Year ended December 31, Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers. German legal settlement represents the previously announced €15.5 mill ion settlement the Company reached with the FCO to fully resolve the FCO's antitrust investigation and related legal fees. Loss on disposal of business represents costs associated with the disposition in 2014 of the three Sealy U.S. innerspring component production facil ities and related equipment. Financing costs represent costs incurred in connection with the amendment of the Company's senior secured credit facil ity in 2014. Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facil ities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. Restructuring costs represents costs associated with headcount reduction and store closures. Other income represents income from a partial settlement of a legal dispute. Pension settlement represents pension expense recorded in conjunction with a settlement offered to terminated, vested participants in a defined benefit pension plan. 2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues. 26

Leverage Reconciliation

(in millions, except ratio)	4Q 13	4Q 14	4Q 15
Total debt[1]	$ 1,836.5	$ 1,602.3	$ 1,479.6
Plus: Letters of credit outstanding	22.9	18.2	19.8
Consolidated funded debt	1,859.4	1,620.5	1,499.4
Less: Domestic qualified cash[2]	30.9	25.9	121.8
Less: Foreign qualified cash[2]	30.1	21.9	19.3
Consoldiated funded debt less qualified cash	$ 1,798.4	$ 1,572.7	$ 1,358.3
Adjusted EBITDA[3]	$ 411.1	$ 404.6	$ 455.8
Leverage	**4.4x**	**3.9x**	**3.0x**

Notes

(1) Balance sheet amounts are as of the end of the referenced quarter.

(2) Qualified cash as defined in the 2012 Credit Agreement equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million.

(3) Represents adjusted EBITDA for the trailing twelve-month period ended with the referenced quarter. A reconciliation of GAAP net income to Adjusted EBITDA with respect to the twelve-month period ended with the referenced quarter is set forth below.

($ in millions)	4Q 13	4Q 14	4Q 15
GAAP net income	$ 75.6	$ 108.9	$ 73.5
Interest expense	133.2	91.9	96.1
Income tax provision	39.0	64.9	125.4
Depreciation and amortization	98.6	89.7	93.9
EBITDA	$ 346.4	$ 355.4	$ 388.9
Adjustments	64.7	49.2	66.9
Adjusted EBITDA	$ 411.1	$ 404.6	$ 455.8

For additional information regarding the calculations above please refer to the Company's SEC filings.

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TEMPUR + SEALY